As filed with the Securities and Exchange Commission on March 16, 2016

Registration No. 333-208761

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 4

to

FORM F-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

SCIVAC THERAPEUTICS INC.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada	2834	Not Applicable
(State of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

	Gad Feinstein Rd.
	POB 580
	Rehovot, Israel 7610303
	Telephone: 972-8-948-0625
(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

James J. Martin

4400 Biscayne Blvd.

Miami, FL 33137

Telephone: (305) 575-4207

Fax: (781) 538-4327

(Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)

With a copy to:

Robert L. Grossman, Esq. Drew M. Altman, Esq. Greenberg Traurig, P.A. 333 S.E. 2nd Avenue Suite 4400 Miami, FL 33131 Telephone: (305) 579-0500 Fax: (305) 579-0717	Jeff Baxter VBI Vaccines, Inc. 222 Third Street, Suite 2241 Cambridge, MA 02142 Telephone: (617) 830-3031 x128 Fax: (888) 391-2579	Kevin Friedmann, Esq. Mitchell Silberberg & Knupp LLP 11377 W. Olympic Blvd. Los Angeles, CA 90064 Telephone: (310) 312-2000 Fax: (310) 312-3100

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement is declared effective.

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [  ]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [  ]

If applicable, place an “X” in the box to designate the appropriate rule provision relied upon in conducting this transaction: Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) [  ] Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) [  ]

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered		Proposed maximum offering price per unit	Proposed maximum aggregate offering price		Amount of registration fee
Common stock, no par value per share	649,999,981	(1)	N/A	$79,358,231	(2)	$7,991.80	(3)

(1)	Represents the estimated maximum number of common shares, no par value, of the registrant (“SciVac common shares”), to be issued upon completion of the merger (the “merger”) of Seniccav Acquisition Corporation, a wholly owned subsidiary of SciVac Therapeutics Inc. (“SciVac”), with and into VBI Vaccines Inc. (“VBI”) described in the proxy statement/prospectus contained herein, and is based upon (i) the sum of (w) 23,030,260 shares of common stock, par value $0.0001 per share, of VBI (“VBI common stock”) outstanding as of October 26, 2015, (x) 2,996,482 shares of VBI Series 1 Preferred Stock, par value $0.0001 per share, outstanding as of October 26, 2015, (y) 4,744,520 shares of VBI common stock underlying options and warrants to purchase shares of VBI common stock outstanding as of October 26, 2015 which are exercisable prior to such date, and (z) 466,188 shares of VBI common stock reserved for issuance by VBI in respect of certain contingent indemnification obligations, multiplied by (ii) 20.808356, which is the exchange ratio under the merger agreement. As used herein, “estimated number” means 20.808356 multiplied by the sum of the amount referenced in clause (i)(w) above, the amount referenced in clause (i)(x) above, the amount referred in clause (i)(y) above and the amount referenced in clause (i)(z) above.

(2)	Pursuant to Rules 457(c) and 457(f) promulgated under the Securities Act and solely for the purpose of calculating the registration fee, the proposed aggregate maximum offering price is the product of (A)(x) $0.1225 (the average of the bid and asked prices of SciVac common shares as reported on the OTCQX on December 21, 2015) times (y) the estimated number plus (B)(x) $0.095 (the average of the bid and asked prices of SciVac common shares as reported on the OTCQX on February 3, 2016) times (y) 9,700,606, representing the number of additional SciVac common shares added to this Registration Statement on Form F-4 pursuant to Amendment No. 1 thereto.

(3)	Previously paid.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 4 to the Registration Statement on Form F-4 (Registration No. 333-208761) (the “Registration Statement”) of SciVac Therapeutics Inc. is being filed solely to file revised Exhibits 8.2 and 8.4 to the Registration Statement. Accordingly, this Amendment No. 4 consists solely of the facing page, this explanatory note, Part II of the Registration Statement, Exhibit 8.2, Exhibit 8.4 and the signature pages.

PART II – INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers

Under the Business Corporations Act, which we refer to as BCA, SciVac may indemnify an eligible party such as a director or officer, a former director or officer or a person who acts or acted at SciVac’s request as a director or officer or an individual acting in a similar capacity of another entity against all judgments, penalties or fines awarded or imposed in, or an amount paid in settlement of, a proceeding in which the eligible party or any of the heirs and personal or other legal representatives of the eligible party, by reason of such eligible party having been a director or officer of, or holding or having held a position equivalent to that of a director or officer of, SciVac or an associated corporation, to which such party is or may be liable.

Article 21, Section 21.2 of SciVac’s articles requires SciVac, subject to the BCA, to indemnify a director, former director or alternate director and his or her heirs and legal representatives against all eligible penalties to which such person is or may be liable and after the disposition of an eligible proceeding pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Pursuant to Article 21, Section 21.3, SciVac may indemnify any other person subject to the restrictions of the BCA.

Prior to the final disposition, SciVac may pay, as they are incurred, the expenses actually and reasonably incurred by an eligible party, or the heirs and personal or other legal representatives in respect of that proceeding, if SciVac first receives from such person a written undertaking that if the indemnification is ultimately determined to be prohibited pursuant to the BCA, such person will repay the amounts advanced.

Indemnification under the BCA is prohibited if any of the following circumstances apply: (1) the indemnity or payment is made under an earlier agreement and at the time the agreement to indemnify or pay expenses was made the company was prohibited from doing so under its memorandum or articles; (2) the indemnity or payment is made otherwise than under an earlier agreement and at the time the indemnity or payment is made, the company is prohibited from doing so under its memorandum or articles; (3) in relation to the subject matter of the eligible proceeding, the eligible party did not act honestly and in good faith with a view to the best interests of the company or the associated corporation; or (4) in the case of an eligible proceeding other than a civil proceeding, if the eligible party did not have reasonable grounds for believing that the eligible party’s conduct in respect of which the proceeding was brought was lawful.

Additionally, if an eligible proceeding is brought against an eligible party, or the heirs and personal or other legal representatives in respect of that proceeding, by or on behalf of SciVac or an associated corporation, SciVac must not indemnify that person for any penalties such person is or may be liable for and SciVac must not pay the expenses of that person in respect of the proceeding.] Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers or persons controlling SciVac pursuant to the foregoing provisions, SciVac has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore unenforceable.

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Item 21. Exhibits and Financial Statement Schedules

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 26, 2015 (attached as Annex A to the proxy statement/prospectus which forms part of this registration statement).(1)

2.2	First Amendment to Agreement and Plan of Merger, dated as of December 17, 2015 (attached as Annex A to the proxy statement/prospectus which forms part of this registration statement).

2.3	Arrangement Agreement, dated as of March 19, 2015, by and between SciVac Ltd., Levon Resources Ltd. and 1027949 BC Ltd., filed as Exhibit 99.1 to SciVac’s Report on Form 6-K, filed with the SEC on June 9, 2015 and incorporated herein by reference.

2.4	Sale and Purchase Agreement, dated as of July 18, 2011, by and between Variation Biotechnologies, Inc., EPixis SA and the Persons Listed on Schedule 1 therein. **

3.1	Articles **

3.2	Notice of Articles **

3.3	Form of Notice of Alteration **

5.1	Opinion of Blake, Cassels & Graydon LLP **

8.1	Tax Opinion of Greenberg Traurig, P.A. **

8.2	Tax Opinion of Blake, Cassels & Graydon LLP

8.3	Tax Opinion of Mitchell Silberberg & Knupp LLP **

8.4	Tax Opinion of Borden Ladner Gervais LLP

10.1	Form of VBI Voting and Support Agreement **

10.2	Form of SciVac Voting and Support Agreement **

10.3	Form of SciVac Equity Incentive Plan **

10.4	License Agreement, dated June 2004, by and between Savient Pharmaceuticals, Inc. and SciGen, Ltd., as amended, filed as Exhibit 99.2 to SciVac’s Report on Form 6-K, filed with the SEC on July 20, 2015 and incorporated herein by reference.

10.5	Voting and Support Agreement, dated as of October 26, 2015, by and among SciVac Therapeutics Inc., Seniccav Acquisition Corporation and ARCH Venture Fund VI, L.P. **

10.6	Voting and Support Agreement, dated as of October 26, 2015, by and among SciVac Therapeutics Inc., Seniccav Acquisition Corporation and Clarus Lifesciences I, L.P. **

10.7	Employment Agreement with Jeff Baxter, dated May 8, 2014, filed as Exhibit 10.5 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

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10.8	Employment Agreement with David Anderson, dated May 8, 2014, filed as Exhibit 10.6 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.9	Employment Agreement with Egidio Nascimento, dated May 8, 2014, filed as Exhibit 10.7 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.10	Employment Agreement with Adam Buckley, dated July 25, 2014, filed as Exhibit 10.8 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.11	Employment Agreement with Marc Kirchmeier, dated July 25, 2014, filed as Exhibit 10.9 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.12	Credit Agreement and Guaranty, dated July 25, 2014, by and between Variation Biotechnologies (US) Inc., VBI Vaccines, Inc. and PCOF 1, LLC, filed as Exhibit 10.7 to VBI’s Annual Report on Form 10-K/A, filed with the SEC on March 9, 2016 and incorporated herein by reference.(2)

10.13	Pledge and Security Agreement issued by Variation Biotechnologies (US) Inc. and certain Guarantors in favor of PCOF 1, LLC, filed as Exhibit 10.8 to VBI’s Annual Report on Form 10-K, filed with the SEC on February 26, 2016 and incorporated herein by reference.

10.14	Form of Securities Purchase Agreement, by and among Paulson Capital (Delaware) Corp., Variation Biotechnologies (US), Inc. and certain investors, filed as Exhibit 10.3 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.15	Director Services Agreement with Steven Gillis, dated May 8, 2014, filed as Exhibit 10.10 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.16	Director Services Agreement with Jeff Baxter, dated May 8, 2014, filed as Exhibit 10.11 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.17	Director Services Agreement with Michael Steinmetz, dated May 8, 2014, filed as Exhibit 10.12 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.18	Director Services Agreement with Michel De Wilde, dated May 8, 2014, filed as Exhibit 10.13 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.19	Director Services Agreement with Sam Chawla, dated May 8, 2014, filed as Exhibit 10.14 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.20	Director Services Agreement with Trent Davis, dated July 25, 2014, filed as Exhibit 10.15 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.21	Director Services Agreement with Alan Timmins, dated July 25, 2014, filed as Exhibit 10.16 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.22	Amendment No. 1 to Director Services Agreement with Steven Gillis, dated July 25, 2014, filed as Exhibit 10.17 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.23	Amendment No. 1 to Director Services Agreement with Michael Steinmetz, dated July 25, 2014, filed as Exhibit 10.18 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.24	Amendment No. 1 to Director Services Agreement with Michel de Wilde, dated July 25, 2014, filed as Exhibit 10.19 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

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10.25	Amendment No. 1 to Director Services Agreement with Sam Chawla, dated July 25, 2014, filed as Exhibit 10.20 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.26	VBI Vaccines Inc. 2014 Equity Incentive Plan, included as Annex C to VBI’s definitive proxy statement on Schedule 14A, filed with the SEC on June 30, 2014 and incorporated herein by reference.

10.27	Voting Agreement with Clarus Lifesciences I, L.P., filed as Exhibit 10.1 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.28	Voting Agreement with Arch Venture Fund VI, L.P., filed as Exhibit 10.2 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.29	Voting Agreement with 5AM Ventures, L.P., filed as Exhibit 10.3 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.30	Voting Agreement with 5AM Co-Investors II, L.P., filed as Exhibit 10.4 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.31	Voting Agreement between Variation Biotechnologies (US), Inc. and Paulson Family LLC, filed as Exhibit 10.5 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.32	Leak-Out Agreement No.1, filed as Exhibit 10.6 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.33	Leak-Out Agreement No. 2, filed as Exhibit 10.7 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.34	FINRA Filing Agreement, included as Exhibit G of the Agreement and Plan of Merger attached as Annex A to VBI’s definitive proxy statement on Schedule 14A, filed with the SEC on June 30, 2014 and incorporated herein by reference.

10.35	First Amendment to Credit Agreement, dated as of September 30, 2014, entered into by and among VBI Vaccines Inc., Variation Biotechnologies (US) Inc., Variation Biotechnologies Inc. and PCOF 1, LLC, filed as Exhibit 10.1 to VBI’s Current Report on Form 8-K, filed with the SEC on October 6, 2014 and incorporated herein by reference.

10.36	Leak-Out Agreement, dated as of September 22, 2014, by and between Bio Vaccines LP, VBI Vaccines Inc. and Variation Biotechnologies (US), Inc., filed as Exhibit 10.1 to VBI’s Current Report on Form 8-K, filed with the SEC on September 23, 2014 and incorporated herein by reference.

10.37	First Amended and Restated Leak-out Agreement, dated November 14, 2014, by and between Bio Vaccines LP and VBI Vaccines Inc., filed as Exhibit 10.12 to VBI’s Quarterly Report on Form 10-Q, filed with the SEC on November 14, 2014 and incorporated herein by reference.

10.38	Second Amended and Restated Leak-out Agreement, dated December 15, 2014, by and between Bio Vaccines LP and VBI Vaccines Inc., filed as Exhibit 10.1 to VBI’s Current Report on Form 8-K, filed with the SEC on December 15, 2014 and incorporated herein by reference.

10.40	Second Amendment to Credit Agreement, dated March 19, 2015, by and among VBI Vaccines Inc., Variation Biotechnologies (US) Inc., Variation Biotechnologies Inc. and PCOF 1, LLC, filed as Exhibit 10.33 to VBI’s Annual Report on Form 10-K, filed ,with the SEC on March 20, 2015 and incorporated herein by reference.

10.41	Collaboration and Option License Agreement, dated April 2, 2015, by and between Variation Biotechnologies, Inc. and Sanofi Vaccines Technologies S.A.S, filed as Exhibit 10.1 to Amendment No. 1 to VBI’s Current Report on Form 8-K, filed with the SEC on April 29, 2015 and incorporated herein by reference. (2)

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10.42	Form of Securities Purchase Agreement, dated as of August 13, 2015, by and between VBI Vaccines Inc. and certain accredited investors, filed as Exhibit 10.1 to VBI’s Current Report on Form 8-K, filed with the SEC on August 18, 2014 and incorporated herein by reference.

10.43	Director Services Agreement with Scott Requad, dated as of December 8, 2015, filed as Exhibit 10.1 to VBI’s Current Report on Form 8-K, filed with the SEC on December 11, 2015 and incorporated herein by reference.

10.44	GMP-Manufacturing Services Agreement, effective as of September 26, 2014, by and between Variation Biotechnologies, Inc. and Paragon Bioservices, Inc. **

10.45	License Agreement, by and among University Pierre and Marie Curie, The National Institute of Health and Medical Research Public National Scientific and Technological and Ecole Normale Superieure de Lyon, and Epixis SA. **

10.46	Amendment to License Agreement, by and among University Pierre and Marie Curie, The National Institute of Health and Medical Research Public National Scientific and Technological and Ecole Normale Superieure de Lyon, and Epixis SA. **

10.47	Lease Agreement, dated May 31, 2012, by and between American Twine Limited Partnership and Variation Biotechnologies (US), Inc., as amended. **

10.48	Sub-Sublease, dated September 1, 2014, by and between Iogen Corporation and Variation Biotechnologies Inc. **

10.49	Evaluation and Option Agreement, dated February 8, 2016, by and between variation Biotechnologies Inc. and GlaxoSmithKline Biologicals SA, filed as Exhibit 10.28 to VBI’s Annual Report on Form 10-K, filed with the SEC on February 26, 2016 and incorporated herein by reference.(2)

21.1	Subsidiary List of SciVac Therapeutics Inc.**

23.1	Consent of Greenberg Traurig, P.A. (included in Exhibit 8.1) **

23.2	Consent of Blake, Cassels & Graydon LLP (included in Exhibit 5.1 and 8.2) **

23.3	Consent of Mitchell Silberberg & Knupp LLP (included in Exhibit 8.3) **

23.4	Consent of Borden Ladner Gervais LLP (included in Exhibit 8.4)

23.5	Consent of Kost Forer Gabbay & Kasierer, Independent Registered Public Accounting Firm **

23.6	Consent of Peterson Sullivan LLP, Independent Registered Public Accounting Firm **

24.1	Powers of Attorney **

99.1	Consent of Cassel Salpeter & Co. LLC **

99.2	Consent of Scalar Group, Inc. **

** Previously filed.

(1) The schedules and exhibits to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. SciVac will furnish copies of any such schedules and exhibits to the SEC upon request.

(2) Certain material has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.

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Item 22. Undertakings

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

●	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

●	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

●	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) To file a post-effective amendment to the registration statement to include any financial statements required by “Item 8.A. of Form 20-F (17 CFR 249.220f)” at the start of any delayed offering or throughout a continuous offering.

(5) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(6) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

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●	any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

●	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

●	the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

●	any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

(c) The registrant undertakes that every prospectus (i) that is filed pursuant to the paragraph immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(e) The undersigned registrant hereby undertakes (i) to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means, and (ii) to arrange or provide for a facility in the United States for the purpose of responding to such requests. The undertaking in subparagraph (i) above includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(f) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

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SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lexington, Massachusetts on March 16, 2016.

SCIVAC THERAPEUTICS INC.

By:	/s/ Curtis A. Lockshin
Name:	Curtis A. Lockshin
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated below on March 16, 2016.

Signature	Title

/s/ Curtis A. Lockshin	Director and Chief Executive Officer
Curtis A. Lockshin

*	Chief Financial Officer and Principal Accounting Officer
James J. Martin

*	Director
Steven D. Rubin

*	Director
Dmitry Genkin

*	Director
Adam Logal

*	Director
David Rector

*	Director
Craig Edelstein

*	Director
Kate Inman

* By:	/s/ Curtis A. Lockshin
Curtis A. Lockshin
Attorney-in-fact

SIGNATURE OF AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirements of the Securities Act, the undersigned, the duly authorized representative in the United States of the registrant in the United States, has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lexington, Massachusetts, on March 16, 2016.

authorized u.s. representative

By:	/s/ Curtis A. Lockshin
Name:	Curtis A. Lockshin
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 26, 2015 (attached as Annex A to the proxy statement/prospectus which forms part of this registration statement).(1)

2.2	First Amendment to Agreement and Plan of Merger, dated as of December 17, 2015 (attached as Annex A to the proxy statement/prospectus which forms part of this registration statement).

2.3	Arrangement Agreement, dated as of March 19, 2015, by and between SciVac Ltd., Levon Resources Ltd. and 1027949 BC Ltd., filed as Exhibit 99.1 to SciVac’s Report on Form 6-K, filed with the SEC on June 9, 2015 and incorporated herein by reference.

2.4	Sale and Purchase Agreement, dated as of July 18, 2011, by and between Variation Biotechnologies, Inc., EPixis SA and the Persons Listed on Schedule 1 therein. **

3.1	Articles **

3.2	Notice of Articles **

3.3	Form of Notice of Alteration **

5.1	Opinion of Blake, Cassels & Graydon LLP **

8.1	Tax Opinion of Greenberg Traurig, P.A. **

8.2	Tax Opinion of Blake, Cassels & Graydon LLP

8.3	Tax Opinion of Mitchell Silberberg & Knupp LLP **

8.4	Tax Opinion of Borden Ladner Gervais LLP

10.1	Form of VBI Voting and Support Agreement **

10.2	Form of SciVac Voting and Support Agreement **

10.3	Form of SciVac Equity Incentive Plan **

10.4	License Agreement, dated June 2004, by and between Savient Pharmaceuticals, Inc. and SciGen, Ltd., as amended, filed as Exhibit 99.2 to SciVac’s Report on Form 6-K, filed with the SEC on July 20, 2015 and incorporated herein by reference.

10.5	Voting and Support Agreement, dated as of October 26, 2015, by and among SciVac Therapeutics Inc., Seniccav Acquisition Corporation and ARCH Venture Fund VI, L.P. **

10.6	Voting and Support Agreement, dated as of October 26, 2015, by and among SciVac Therapeutics Inc., Seniccav Acquisition Corporation and Clarus Lifesciences I, L.P. **

10.7	Employment Agreement with Jeff Baxter, dated May 8, 2014, filed as Exhibit 10.5 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.8	Employment Agreement with David Anderson, dated May 8, 2014, filed as Exhibit 10.6 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.9	Employment Agreement with Egidio Nascimento, dated May 8, 2014, filed as Exhibit 10.7 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.10	Employment Agreement with Adam Buckley, dated July 25, 2014, filed as Exhibit 10.8 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.11	Employment Agreement with Marc Kirchmeier, dated July 25, 2014, filed as Exhibit 10.9 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.12	Credit Agreement and Guaranty, dated July 25, 2014, by and between Variation Biotechnologies (US) Inc., VBI Vaccines, Inc. and PCOF 1, LLC, filed as Exhibit 10.7 to VBI’s Annual Report on Form 10-K/A, filed with the SEC on March 9, 2016 and incorporated herein by reference. (2)

10.13	Pledge and Security Agreement issued by Variation Biotechnologies (US) Inc. and certain Guarantors in favor of PCOF 1, LLC, filed as Exhibit 10.8 to VBI’s Annual Report on Form 10-K, filed with the SEC on February 26, 2016 and incorporated herein by reference.

10.14	Form of Securities Purchase Agreement, by and among Paulson Capital (Delaware) Corp., Variation Biotechnologies (US), Inc. and certain investors, filed as Exhibit 10.3 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.15	Director Services Agreement with Steven Gillis, dated May 8, 2014, filed as Exhibit 10.10 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.16	Director Services Agreement with Jeff Baxter, dated May 8, 2014, filed as Exhibit 10.11 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.17	Director Services Agreement with Michael Steinmetz, dated May 8, 2014, filed as Exhibit 10.12 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.18	Director Services Agreement with Michel De Wilde, dated May 8, 2014, filed as Exhibit 10.13 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.19	Director Services Agreement with Sam Chawla, dated May 8, 2014, filed as Exhibit 10.14 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.20	Director Services Agreement with Trent Davis, dated July 25, 2014, filed as Exhibit 10.15 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.21	Director Services Agreement with Alan Timmins, dated July 25, 2014, filed as Exhibit 10.16 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.22	Amendment No. 1 to Director Services Agreement with Steven Gillis, dated July 25, 2014, filed as Exhibit 10.17 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.23	Amendment No. 1 to Director Services Agreement with Michael Steinmetz, dated July 25, 2014, filed as Exhibit 10.18 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.24	Amendment No. 1 to Director Services Agreement with Michel de Wilde, dated July 25, 2014, filed as Exhibit 10.19 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.25	Amendment No. 1 to Director Services Agreement with Sam Chawla, dated July 25, 2014, filed as Exhibit 10.20 to VBI’s Current Report on Form 8-K, filed with the SEC on July 28, 2014 and incorporated herein by reference.

10.26	VBI Vaccines Inc. 2014 Equity Incentive Plan, included as Annex C to VBI’s definitive proxy statement on Schedule 14A, filed with the SEC on June 30, 2014 and incorporated herein by reference.

10.27	Voting Agreement with Clarus Lifesciences I, L.P., filed as Exhibit 10.1 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.28	Voting Agreement with Arch Venture Fund VI, L.P., filed as Exhibit 10.2 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.29	Voting Agreement with 5AM Ventures, L.P., filed as Exhibit 10.3 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.30	Voting Agreement with 5AM Co-Investors II, L.P., filed as Exhibit 10.4 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.31	Voting Agreement between Variation Biotechnologies (US), Inc. and Paulson Family LLC, filed as Exhibit 10.5 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.32	Leak-Out Agreement No.1, filed as Exhibit 10.6 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.33	Leak-Out Agreement No. 2, filed as Exhibit 10.7 to VBI’s Current Report on Form 8-K, filed with the SEC on May 14, 2014 and incorporated herein by reference.

10.34	FINRA Filing Agreement, included as Exhibit G of the Agreement and Plan of Merger attached as Annex A to VBI’s definitive proxy statement on Schedule 14A, filed with the SEC on June 30, 2014 and incorporated herein by reference.

10.35	First Amendment to Credit Agreement, dated as of September 30, 2014, entered into by and among VBI Vaccines Inc., Variation Biotechnologies (US) Inc., Variation Biotechnologies Inc. and PCOF 1, LLC, filed as Exhibit 10.1 to VBI’s Current Report on Form 8-K, filed with the SEC on October 6, 2014 and incorporated herein by reference.

10.36	Leak-Out Agreement, dated as of September 22, 2014, by and between Bio Vaccines LP, VBI Vaccines Inc. and Variation Biotechnologies (US), Inc., filed as Exhibit 10.1 to VBI’s Current Report on Form 8-K, filed with the SEC on September 23, 2014 and incorporated herein by reference.

10.37	First Amended and Restated Leak-out Agreement, dated November 14, 2014, by and between Bio Vaccines LP and VBI Vaccines Inc., filed as Exhibit 10.12 to VBI’s Quarterly Report on Form 10-Q, filed with the SEC on November 14, 2014 and incorporated herein by reference.

10.38	Second Amended and Restated Leak-out Agreement, dated December 15, 2014, by and between Bio Vaccines LP and VBI Vaccines Inc., filed as Exhibit 10.1 to VBI’s Current Report on Form 8-K, filed with the SEC on December 15, 2014 and incorporated herein by reference.

10.40	Second Amendment to Credit Agreement, dated March 19, 2015, by and among VBI Vaccines Inc., Variation Biotechnologies (US) Inc., Variation Biotechnologies Inc. and PCOF 1, LLC, filed as Exhibit 10.33 to VBI’s Annual Report on Form 10-K, filed ,with the SEC on March 20, 2015 and incorporated herein by reference.

10.41	Collaboration and Option License Agreement, dated April 2, 2015, by and between Variation Biotechnologies, Inc. and Sanofi Vaccines Technologies S.A.S, filed as Exhibit 10.1 to Amendment No. 1 to VBI’s Current Report on Form 8-K, filed with the SEC on April 29, 2015 and incorporated herein by reference. (2)

10.42	Form of Securities Purchase Agreement, dated as of August 13, 2015, by and between VBI Vaccines Inc. and certain accredited investors, filed as Exhibit 10.1 to VBI’s Current Report on Form 8-K, filed with the SEC on August 18, 2014 and incorporated herein by reference.

10.43	Director Services Agreement with Scott Requad, dated as of December 8, 2015, filed as Exhibit 10.1 to VBI’s Current Report on Form 8-K, filed with the SEC on December 11, 2015 and incorporated herein by reference.

10.44	GMP-Manufacturing Services Agreement, effective as of September 26, 2014, by and between Variation Biotechnologies, Inc. and Paragon Bioservices, Inc. **

10.45	License Agreement, by and among University Pierre and Marie Curie, The National Institute of Health and Medical Research Public National Scientific and Technological and Ecole Normale Superieure de Lyon, and Epixis SA. **

10.46	Amendment to License Agreement, by and among University Pierre and Marie Curie, The National Institute of Health and Medical Research Public National Scientific and Technological and Ecole Normale Superieure de Lyon, and Epixis SA. **

10.47	Lease Agreement, dated May 31, 2012, by and between American Twine Limited Partnership and Variation Biotechnologies (US), Inc., as amended. **

10.48	Sub-Sublease, dated September 1, 2014, by and between Iogen Corporation and Variation Biotechnologies Inc. **

10.49	Evaluation and Option Agreement, dated February 8, 2016, by and between variation Biotechnologies Inc. and GlaxoSmithKline Biologicals SA, filed as Exhibit 10.28 to VBI’s Annual Report on Form 10-K, filed with the SEC on February 26, 2016 and incorporated herein by reference. (2)

21.1	Subsidiary List of SciVac Therapeutics Inc.**

23.1	Consent of Greenberg Traurig, P.A. (included in Exhibit 8.1) **

23.2	Consent of Blake, Cassels & Graydon LLP (included in Exhibit 5.1 and 8.2) **

23.3	Consent of Mitchell Silberberg & Knupp LLP (included in Exhibit 8.3) **

23.4	Consent of Borden Ladner Gervais LLP (included in Exhibit 8.4)

23.5	Consent of Kost Forer Gabbay & Kasierer, Independent Registered Public Accounting Firm **

23.6	Consent of Peterson Sullivan LLP, Independent Registered Public Accounting Firm **

24.1	Powers of Attorney **

99.1	Consent of Cassel Salpeter & Co. LLC **

99.2	Consent of Scalar Group, Inc. **

** Previously filed.

(1) The schedules and exhibits to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. SciVac will furnish copies of any such schedules and exhibits to the SEC upon request.

(2) Certain material has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.